UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 12, 2016
__________________________

VIRCO MFG. CORPORATION
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware                001-8777          95-1613718
(State or Other Jurisdiction of         (Commission File Number)     (I.R.S. Employer
Incorporation or Organization)         Identification No.)

2027 Harpers Way
Torrance, California 90501
(Address of Principal Executive Offices) (Zip Code)

(310) 533-0474
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective February 12, 2016, Michael DiGregorio resigned as a member of the Board of Directors (the “Board”) of Virco Mfg. Corporation (the “Company”). The Board thanked Mr. DiGregorio for his service and approved the continuation of standard director compensation to Mr. DiGregorio through the remainder of his term until the 2016 Annual Meeting of Stockholders.
Effective February 16, 2016, Alexander L. Cappello was appointed a director of the Company to fill the vacancy on the Board created by Mr. DiGregorio’s departure. Mr. Cappello will serve as a Class III director with a term expiring at the Company’s 2016 Annual Meeting of Stockholders or until the election and qualification of his successor. There was no arrangement or understanding between Mr. Cappello and any other person pursuant to which he was selected as a director. Mr. Cappello will serve on the Audit, Compensation and Corporate Governance and Nominating Committees of the Board, and as lead independent director.
As a non-employee director, Mr. Cappello will receive the standard compensation amounts payable to non-employee directors of the Company, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 20, 2015, as such amounts may be revised or amended from time to time.
The following is biographical information for Mr. Cappello:
Alexander L. Cappello, 60, has led several public and private companies, including Cappello Group, Inc., a global merchant bank affiliated with Cappello Global, LLC an investment bank, whose principals have conducted over $155 billion in transactions in over 50 countries. He is also a director of The Cheesecake Factory Incorporated (NASDAQ), California Ethanol & Power, Gusmer Enterprises and Caldera Medical Corp. Mr. Cappello is a director of RAND Corporation’s Center for Middle East Public Policy, the Center for Global Risk and Security, and the Russia Forum. Mr. Cappello is a former Chairman of Intelligent Energy, PLC (London), Inter-Tel (NASDAQ), Geothermal Resources Intl. (AMEX), California Republic Bank (OTC), Cytrx (NASDAQ), Genius Products Inc. (NASDAQ), Koo Koo Roo, Inc. (NASDAQ) and Patriot Defense Group.

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION
Date: February 18, 2016	By:	/s/ Robert A. Virtue
Robert A. Virtue
Chief Executive Officer and
Chairman of the Board of Directors